Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 dated as of December 20, 2013 (the “Amendment”) to the Third Amended and Restated Credit, Security, Pledge and Guaranty and Agreement dated as of September 27, 2012 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”) among (i) LIONS GATE ENTERTAINMENT INC., as Borrower (the “Original Borrower” or “LGEI”), (ii) the GUARANTORS referred to herein, (iii) the LENDERS referred to therein (each, a “Lender,” and collectively, the “Lenders”) and (iv) JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Issuing Bank.

INTRODUCTORY STATEMENT

Pursuant to that certain loan agreement entered into on April 10, 2008 (as may be amended from time to time, the “PA Credit Agreement”), by and between Lionsgate Pennsylvania, Inc. (the “PA Borrower”) and Pennsylvania Regional Center, LP (the “PA Lender”), the PA Lender has agreed to make loans to the PA Borrower (the “PA Loan”).

In April 2013, the PA Credit Agreement was terminated and the PA Obligations (including the PA Loan) were indefeasibly paid in full.

The Original Borrower and LGEC have requested, and the Administrative Agent and the Lenders have agreed, to amend the Credit Agreement to, among other things, (i) designate Lions Gate Entertainment Corp. (the “New Borrower” or “LGEC”) as the Borrower under the Credit Agreement in lieu of LGEI and (ii) delete the references to the PA Credit Agreement (and the related definitions), in each case, subject to and in accordance with the terms and conditions set forth herein.

Therefore, the parties hereto hereby agree as follows:

1. Defined Terms.  All terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

2. Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as of the Effective Date (as defined below) as follows:

(a) The first paragraph of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“THIRD AMENDED AND RESTATED CREDIT, SECURITY, GUARANTY AND PLEDGE AGREEMENT, dated as of September 25, 2000, as amended and restated as of December 15, 2003, as amended and restated as of July 25, 2008 and as further amended and restated as of September 27, 2012 (as may be further amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), among (i) LIONS GATE ENTERTAINMENT CORP., a British Columbia corporation ( “LGEC”); (ii) the Guarantors referred to herein; (iii) the Lenders referred to herein; and (iv) JPMORGAN CHASE BANK, N.A., a national banking association, as agent for the Lenders (in such capacity, the “Administrative Agent”) and as the issuer of letters of credit (in such capacity, the “Issuing Bank”).”

(b) The Introductory Statement of the Credit Agreement is hereby amended by deleting the second paragraph thereof and replacing it with the following:

“On September 25, 2000, LGEI, certain of the Guarantors (including LGEC), the Administrative Agent and certain lenders entered into a Credit, Security, Guaranty and Pledge Agreement, as amended and restated as of December 15, 2003, and as amended and restated as of July 25, 2008 (as amended through Amendment No. 4), providing for a secured credit facility (the “Existing Credit Agreement”).”

(c) The Introductory Statement of the Credit Agreement is hereby amended by deleting the fifth paragraph thereof in its entirety.

(d) Article 1 of the Credit Agreement is hereby amended by adding the following definitions in the proper alphabetical place:

(i) “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

(ii) “ECHO” shall mean Entertainment Capital Holdings S.À.R.L. and its successors.

(iii) “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation or (b) in the case of a Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Guarantor is a “financial entity,” as defined in Section 2(h)(7)(C)(i) the Commodity Exchange Act (or any successor provision thereto), at the time the Guaranty of such Subsidiary Guarantor becomes or would become effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

(iv) “LGEI” shall mean Lions Gate Entertainment Inc., a Delaware corporation and its successors.

(v) “Luxembourg Pledge Agreement on Shares” shall mean the Luxembourg Pledge Agreement on Shares providing for the creation by the Borrower in favor of the Administrative Agent (on behalf of itself and the other Secured Parties) of a first right of pledge in the shares of ECHO held by the Borrower (as may be amended, supplemented or otherwise modified, renewed or replaced from time to time).

(vi) “Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

(e) Article 1 of the Credit Agreement is hereby amended by deleting the following definitions: “Group Lender”, “LGMFV”, “LGMFV Credit Facility”, “PA Borrower”, “PA Credit Agreement”, “PA Event of Default”, “PA Lender”, “PA Loan”, “PA Obligations” and “Pennsylvania Regional Financing Arrangement”.

(f) The Credit Agreement is hereby amended by deleting all references to the words “Group Lender” and “Group Lenders” and replacing them with the words “Lender” and “Lenders”, respectively.

(g) The definition of “Applicable Law” in Article 1 of the Credit Agreement is hereby amended by adding the words “, the Grand Duchy of Luxembourg” after the words “United States”.

(h) The definition of “Borrower” in Article 1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Borrower” shall mean LGEC.

(i) The definition of “Borrowing Base” in Article 1 of the Credit Agreement is hereby amended by (i) deleting the parenthetical in clause (ix) thereof and (ii) deleting clause (xii) thereof in its entirety.

(j) The definition of “Business Day” in Article 1 of the Credit Agreement is hereby amended by inserting the words “the Province of Ontario,” before the words “the State of New York.”

(k) The definition of “Clearing Account” in Article 1 of the Credit Agreement is hereby amended by (i) deleting the words “(Lions Gate Entertainment Inc.)” after the words “Loan Services” and replacing them with “(Lions Gate Entertainment Corp.) in lieu thereof and (ii) deleting the words “Account No: 9008113381c2673” and replacing them with the words “Account No: 945958478” in lieu thereof.

(l) The definition of “Collateral” in Article 1 of the Credit Agreement is hereby amended by (i) inserting the word “and” immediately before clause (ii) of the last paragraph thereof and (ii) deleting clause (iii) from the last paragraph thereof.

(m) The definition of “Convertible Senior Subordinated Notes”  in Article 1 of the Credit Agreement is hereby amended by deleting the word “Borrower’s” in each instance where it appears and replacing it with the word “LGEI’s”.

(n) The definition of “Credit Facility Debt” in Article 1 of the Credit Agreement is hereby amended by deleting the words “the Borrower’s” in each instance where it appears and replacing it with the word “LGEI’s”.

(o) The definition of “Cumulative Credit” in Article 1 of the Credit Agreement is hereby amended by deleting sub-clause (a) thereof and replacing it with the following in lieu thereof:

  “(a)  the principal amount of any unsecured Subordinated Debt of the Borrower or LGEI issued after the Closing Date which is convertible into equity interests of the Borrower; plus”

(p) The definition of “Eligible Unsold Rights Amount” in Article 1 of the Credit Agreement is hereby amended by replacing the words “Borrower’s March 31, 2012 valuation” with the words “LGEI’s March 31, 2012 valuation” in each instance where it appears.

(q) The definition of “Event of Default” in Article 1 of the Credit Agreement is hereby deleted in its entirely and replaced with the following:

“Event of Default” shall have the meaning given to such term in Article 7 hereof.

(r) The definition of “Fundamental Documents” in Article 1 of the Credit Agreement is hereby amended by adding the words “Luxembourg Pledge Agreement on Shares,” before the word “UCC”..

(s) The definition of “Governmental Authority” in Article 1 of the Credit Agreement is hereby amended by adding the words “, Luxembourg” after the word

“Canada”.

(t) The definition of “Guarantors” in Article 1 of the Credit Agreement is hereby deleted in its entirely and replaced with the following:

“Guarantors” shall mean (i) the Borrower with respect to Obligations for which it is not the primary obligor and (ii) LGEI and each other Subsidiary of LGEC which is a signatory of this Agreement and any other direct or indirect Subsidiary of LGEC acquired or created after the date hereof (other than (a) Unrestricted Subsidiaries and (b) Inactive Subsidiaries), which Subsidiary becomes a signatory to this Credit Agreement as a Guarantor as required by Section 5.18 with respect to the obligations of the Borrower under this Credit Agreement.  Each of the Guarantors as of the date hereof shall be listed on Schedule 1.3 hereto.

(u) The definition of “Lender” in Article 1 of the Credit Agreement is hereby deleted in its entirely and replaced with the following:

“Lender” shall mean (i) the financial institutions whose names appear on the signature pages hereto and who are designated as such on Schedule 1.1 hereof and its successors, and (ii) any assignee of a Lender pursuant to Section 13.3 hereof.

(v) The definition of “LIBO Rate” in Article 1 of the Credit Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following language in lieu thereof:

“LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page on such screen) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits in the London interbank market with a maturity comparable to such Interest Period.  In the event that such rate does not appear on such page (or on any such successor or substitute page), the “LIBO Rate” shall be determined by reference to such other publicly available service for displaying interest rates for dollar deposits in the London interbank market as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.”

(w) The definition of “Obligations” in Article 1 of the Credit Agreement is hereby amended by (i) deleting the “,” after the word “‘Obligations’)” in clause (ii) thereof and replacing it with the word “and”, (ii) deleting sub-clause (iv) in its entirety and (iii) by adding the following language after the words “similar services” in clause (iii) thereof:

“; provided, however, that the definition of “Obligations” shall exclude any Excluded Swap Obligations of any Guarantor for purposes of determining any obligations of such Guarantor.”

(x) The definition of “Percentage” in Article 1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Percentage” shall mean with respect to any Lender, the percentage of the Total Commitment, represented by such Lender’s Commitment.

(y) The definition of “Pledged Securities” in Article 1 of the Credit Agreement is hereby amended by (i) deleting clause (ii) thereof and (ii) redesignating clause (iii) as clause (ii) thereof.

(z) The definition of “Senior Secured Second Priority Notes” in Article 1 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Senior Secured Second Priority Notes” shall mean (i) Borrower’s 5.25% Senior Secured Second Priority Notes due 2018 which were issued pursuant to that certain Indenture, dated as of July 19, 2013 (as the same may be amended, supplemented, modified, renewed or replaced from time to time), by and among Borrower, the guarantors referred to therein and U.S. Bank National Association, as trustee and (ii) the  Borrower’s Second Lien Credit Agreement, dated as of July 19, 2013, among the Borrower, the guarantors referred to therein, the lenders referred to therein and U.S. Bank National Association, as administrative agent for the lenders (as the same may be amended, supplemented modified, renewed or replaced from time to time).

(aa) The definition of “Total Debt Ratio” in Article 1 of the Credit Agreement is hereby amended by deleting the words “plus amounts outstanding under the PA Loan”.

(bb) Section 2.1(d) of the Credit Agreement is hereby amended by inserting the words “or Alternate Base Rate Loan” after the words “Eurodollar Loan”.

(cc) Section 5.18 of the Credit Agreement is hereby amended to delete clause (b) of the last sentence of such Section.

(dd) Section 6.1(i) of the Credit Agreement is hereby amended by deleting the words “unsecured Subordinated Debt of LGEC and the Borrower” therein and replacing it with the words “unsecured Subordinated Debt of LGEC and LGEI”.

(ee) Section 6.1 (j) of the Credit Agreement is hereby amended by deleting the text of the section in its entirety and replacing it with the words “[Reserved].”.

(ff) Section 6.1 (q) of the Credit Agreement is hereby amended by deleting the text of the section in its entirety and replacing it with the words “[Reserved].”.

(gg) Section 6.1(r) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

  “(r)  Indebtedness incurred by any SlateCo to the extent contemplated by the definition of “Permitted Slate Financing”; and”

(hh) Section 6.2(u) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

  “(u)  Liens to secure payment and performance obligations to (i) any ProdCo contemplated by the definition of “Permitted Slate Transaction” and (ii) any SlateCo contemplated by the definitions of “Permitted Slate Financing””.

(ii) Section 6.2 (w) of the Credit Agreement is hereby amended by deleting the text of the section in its entirety and replacing it with the words “[Reserved].”.

(jj) Section 6.3(viii) of the Credit Agreement is hereby amended by deleting (i) the word “LGEC’s” therein and replacing it with the words “the Borrower’s” and (ii) the words “the Borrower” and replacing them with the word “LGEI”.

(kk) Section 6.4(xv) and Section 6.4(xviii) of the Credit Agreement are hereby amended by deleting the references to “the Borrower’s” and “the Borrower”, respectively and replacing them with the words “LGEI’s” and “LGEI”, respectively.

(ll) Section 6.4(xxiii) of the Credit Agreement is hereby amended by deleting the section in its entirety and replacing it with the following in lieu thereof:

“(xxiii) Investments in Unrestricted Subsidiaries to the extent funded with proceeds of new equity raises at LGEC, which are not applied to increase the amount of Investments permitted pursuant to sub-clauses (i) and (xix) above.”

(mm) Section 6.5(xi) of the Credit Agreement is hereby amended by deleting the word “the Borrower’s” therein and replacing it with the word “LGEI’s”.

(nn) Section 6.5(xii) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(xii) the Refinance of Subordinated Debt or Permitted Preferred Stock in exchange for or with all or a portion of proceeds received from the issuance of Permitted Preferred Stock, Equity Interests of LGEI or the Borrower (to the extent consideration for the Equity Interests of LGEI are from proceeds from the issuance of Equity Interests in the Borrower), common stock of the Borrower or Permitted Refinancing Indebtedness in compliance with the definitions of such terms and”

(oo) Section 6.6 of the Credit Agreement is hereby amended by deleting the words “and/or LGMFV” after the word SlateCo. in sub-clause (vii) thereof.

(pp) Section 6.11 of the Credit Agreement is hereby amended by (i) deleting the words “any SlateCo, any ProdCo nor any Controlled Foreign Subsidiary” in clause (i) thereof and replacing them with the words “any SlateCo nor any ProdCo”, (ii) deleting the words “the Borrower” in clause (iii) thereof and replacing them with the word “LGEI” and (iii) deleting the word “LGEC” in clause (v) thereof and replacing it with the words “the Borrower”.

(qq) Section 6.26 of the Credit Agreement is hereby deleted in its entirety.

(rr) Section 7.1(h) of the Credit Agreement is hereby amended by (a) adding “(i)” before the word “any” in the first line thereof and (b) adding the following after the word “foregoing” in the last line thereof:

“ or (ii) (a) a bankruptcy (faillite) within the meaning of Articles 437 ff. of the Luxembourg Commercial Code or any other insolvency proceedings pursuant to the Council Regulation (EC) N° 1346/2000 of 29 May 2000 on insolvency proceedings; (b) controlled management (gestion contrôlée) within the meaning of the grand ducal regulation of 24 May 1935 on controlled management; (c) voluntary arrangement with creditors (concordat préventif de faillite) within the meaning of the law of 14 April 1886 on arrangements to prevent insolvency, as amended; (d) suspension of payments (sursis de paiement) within the meaning of Articles 593 ff. of the Luxembourg Commercial Code; (e) judicial winding-up (liquidation judiciaire) pursuant to the law of 10 August 1915 on commercial companies, as amended, (f) or any other proceeding applicable to ECHO (and any other Credit Party that is a Luxembourg entity, if any) in Luxembourg

(ss) Section 8.7 of the Credit Agreement is hereby amended by deleting the words “(and PA lender, if the funds constitute proceeds of the Film Library)”.

(tt) Section 11.5 of the Credit Agreement is hereby deleted in its entirety.

(uu) Section 12.2 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

“Notwithstanding the foregoing, amounts received from any Guarantor shall not be applied to any Excluded Swap Obligation of such Guarantor.”

(vv) Section 12.5 of the Credit Agreement is hereby amended by deleting the words “(and PA lender, if such instructions relate to the Film Library)”.

(ww) Section 12.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the words “Reserved”.

(xx) Section 13.11A of the Credit Agreement is hereby deleted in its entirety and replaced with the words “Reserved”.

(yy) Exhibits C-1 “Form of Amended and Restated Copyright Security Agreement”, C-2 “Form of Amended and Restated Copyright Security Agreement Supplement”, F-1 “Form of Trademark Security Agreement” and F-2 “Form of Trademark Security Agreement Supplement” to the Credit Agreement are hereby deleted in their entirety and replaced with Exhibits C-1 “Form of Amended and Restated Copyright Security Agreement”, C-2 “Form of Amended and Restated Copyright Security Agreement Supplement”, F-1 “Form of Trademark Security Agreement” and F-2 “Form of Trademark Security Agreement Supplement”, respectively, attached hereto.

(zz) Annex 1 to the Credit Agreement is hereby deleted in its entirety.

3. Conditions to Effectiveness.  The provisions of Section 2 of this Amendment shall not become effective until the date upon which all of the following conditions precedent have been satisfied (such date, the “Effective Date”):

(a) the Administrative Agent shall have received (i) counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each of the Guarantors and each of the Lenders and (ii) the Notes, executed by LGEC;

(b) the Administrative Agent shall be satisfied that all guaranties and security interests granted in connection with the Credit Agreement remain in effect with respect to the Credit Agreement as amended hereby and the Obligations under the Credit Agreement as amended hereby, and the Administrative Agent shall have received any affirmations or confirmations requested from the Credit Parties with respect thereto;

(c) the Administrative Agent shall have received the written opinion of counsel to the Credit Parties, which opinion shall be in form and substance satisfactory to the Administrative Agent and to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent; and

(d) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Administrative Agent) due and payable by any Credit Party to the Administrative Agent and/or the Lenders pursuant to the Credit Agreement or any other Fundamental Document.

4. Reaffirmation of Fundamental Documents.  Each of the Credit Parties hereby: (i) acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby, (ii) consents to this Amendment and the transactions contemplated hereby, (iii) acknowledges and reaffirms all of its obligations and undertakings under each of the Fundamental Documents, including, without limitation, its guarantees, pledges and grants of security interests thereunder and (iv) acknowledges and agrees that notwithstanding this Amendment and the effectiveness of the transactions contemplated hereby, each of the Fundamental Documents and such guarantees, pledges and grants of security interests is not impaired or affected in any manner whatsoever and shall remain in full force and effect in accordance with the terms thereof to secure all of the Obligations (as defined in the Credit Agreement).

5. Representations and Warranties.  Each Credit Party represents and warrants that:

(a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

(b) after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing on and as of the date hereof.

(c) the PA Credit Agreement and any security interest granted to the PA Lender thereunder have been terminated and the PA Obligations (including the PA Loan) have been indefeasibly paid in full.

6. Fundamental Document.  The parties acknowledge that this Amendment is a Fundamental Document.

7. Transition. On the Effective Date, subject to the terms and conditions of the Credit Agreement, the following shall occur: (i) New Borrower will draw a new borrowing (the “New Borrowing”) under the Credit Agreement equal to all Obligations of the Original Borrower regarding amounts previously drawn by the Original Borrower under the Credit Agreement and then outstanding (the “Existing Balance”), (ii) New Borrower will loan the proceeds from the New Borrowing to the Original Borrower and direct Administrative Agent to pay such proceeds to a deposit account of the Original Borrower maintained with Administrative Agent (and subject to an account control agreement pursuant to the Credit Agreement) to be immediately applied to pay-off the Existing Balance, and (iii) as a result of the pay-off, the Existing Balance will be fully satisfied.  On the Effective Date, after giving effect to the foregoing clauses (i)-(iii), all obligations of the Original Borrower under the Credit Agreement and the other Fundamental Documents to which it is a party will automatically be assumed by the New Borrower (and, by its signature below, New Borrower hereby assumes such obligations effective as of the Effective Date) without any further action whatsoever, and for the avoidance of doubt, all Loans outstanding shall be deemed to have been made to the New Borrower.

8. Full Force and Effect.  Except as expressly amended hereby, the Credit Agreement (as previously amended) shall continue in full force and effect in accordance with the provisions thereof on the date hereof.  As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Credit Agreement as amended by this Amendment.  This Amendment shall not be construed as extending to any other matter, similar or dissimilar, or entitling the Credit Parties to any future amendments regarding similar matters or otherwise.

9. APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

10. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

11. Expenses.  The Borrowers agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, enforcement, waiver or modification, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

12. Headings.  The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

LIONS GATE ENTERTAINMENT INC.

By: /s/ B. James Gladstone__________________
    Name: B. James Gladstone
    Title: Executive Vice President and Secretary

LIONS GATE ENTERTAINMENT CORP.

By: /s/ Wayne Levin
    Name: Wayne Levin
    Title: General Counsel

[Signature Page to Amendment No. 1]

GUARANTORS:

100 PLUS PRODUCTIONS, INC.
ABX PRODUCTIONS, INC.
ANGER PRODUCTIONS, INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN PICTURES LLC
ARTISAN RELEASING LLC
ATOM PRODUCTIONS, INC.
AWAKEN PRODUCTIONS CORP.
AWAKEN PRODUCTIONS, INC.
BACKSEAT PRODUCTIONS, LLC
BASTER PRODUCTIONS, LLC
BHF PRODUCTIONS, INC.
BLAIR WITCH FILMS, LLC
BLUE MOUNTAIN STATE PRODUCTIONS
CORP.
BOSS KANE PRODUCTIONS, INC.
C4 PRODUCTIONS, INC.
CALLER PRODUCTIONS, INC.
CATX ACTION1 12 PRODUCTIONS, INC.
CATX CERTAIN SLANT 12 PRODUCTIONS,
INC.
CATX EXORCISM 12 PRODUCTIONS, INC.
CATX REAWAKENING 12 PRODUCTIONS,
INC.
CATX RICKY 12 PRODUCTIONS, INC.
CATX TAPE4 12 PRODUCTIONS, INC.
CATX TIME AFTER TIME 12 PRODUCTIONS,
INC.
CATX TWO EYES 12 PRODUCTIONS, INC.
CATX WEE 12 PRODUCTIONS, INC.
CATX XOXO 12 PRODUCTIONS, INC.
CBLG PRODUCTIONS, LLC
CHAINS PRODUCTIONS, INC.
COUNTRYMAN PRODUCTIONS, LLC
CRASH TELEVISION PRODUCTIONS, INC.
DANCING ELK PRODUCTIONS, LLC
DD2 ACQUISITION CORP.
DEAD ZONE PRODUCTION CORP.
DEBMAR STUDIOS, INC.
DEBMAR/MERCURY (WW) PRODUCTIONS
LLC
DEBMAR/MERCURY, LLC
DELISH PROJECTS, LLC
DELISH TELEVISION DEVELOPMENT, LLC
DJM SERVICES, INC.
DODGE PRODUCTIONS LLC
DONOR PRODUCTIONS, INC.
DRESDEN FILES PRODUCTIONS CORP.
DRESDEN FILES PRODUCTIONS I CORP.
ENTERTAINMENT CAPITAL HOLDINGS
S.À R.L.
FILM HOLDINGS CO.
FIRST PICK PRODUCTIONS, INC.
FIRST PICK PRODUCTIONS, LLC
GC FILMS, INC.
GGX PRODUCTIONS, INC.
GHS PRODUCTIONS, LLC
GOOD EVEL PRODUCTIONS, INC.
GRINDSTONE ENTERTAINMENT GROUP,
LLC
HIGHER POST LLC
HORSEMEN PRODUCTIONS, LLC
HOUDINI PRODUCTIONS, INC.
INVISIBLE CASTING INC.
IV PRODUCTIONS, INC.
IV3D PRODUCTIONS CORP.
IWC PRODUCTIONS, LLC
JESSABELLE PRODUCTIONS, INC.
JUST REWARDS PRODUCTIONS, INC.
JV1 DELISH, LLC
KILL PIT PRODUCTIONS INC.
LADY PRISON PRODUCTIONS, INC.
LAMB PRODUCTIONS, INC.
LANDSCAPE ENTERTAINMENT CORP.
LAST PRODUCTIONS, INC.
LG HORROR CHANNEL HOLDINGS, LLC
LGAC 1, LLC
LGAC 3, LLC
LIONS GATE FILMS INC.
LIONS GATE INDIA INC.
LIONS GATE INTERNATIONAL SALES, LLC
LIONS GATE MANDATE FINANCING
VEHICLE INC.
LIONS GATE MUSIC CORP.
LIONS GATE MUSIC PUBLISHING LLC
LIONS GATE MUSIC, INC.
LIONS GATE ONLINE SHOP INC.
LIONS GATE PENNSYLVANIA, INC.
LIONS GATE RECORDS, INC.

[Signature Page to Amendment No. 1]

LIONS GATE SPIRIT HOLDINGS, LLC
LIONS GATE TELEVISION DEVELOPMENT
LLC
LIONS GATE TELEVISION INC.
LIONS GATE TELEVISION INTERNATIONAL
— LATIN AMERICA, INC.
LIONS GATE X PRODUCTIONS CORP.
LIONS GATE X PRODUCTIONS, LLC
LOG PRODUCTIONS, LLC
LOL PRODUCTIONS, LLC
LOVE LESSONS PRODUCTIONS, INC.
LUCKY 7 PRODUCTIONS CORP.
LUDUS PRODUCTIONS, INC.
LWH PRODUCTIONS, LLC
MANDATE FILMS, LLC
MANDATE PICTURES, LLC
MANIFEST ENTERTAINMENT, LLC
MERCURY PRODUCTIONS, LLC
MK ANIMATED, LLC
MORT PRODUCTIONS US, INC.
MOTHER PRODUCTIONS CORP.
MQP, LLC
NEXT PRODUCTION INC.
NGC FILMS, INC.
NR PRODUCTIONS, INC.
NURSE PRODUCTIONS INC.
PEARL RIVER HOLDINGS CORP.
PEEPLES PRODUCTIONS, INC.
PGH PRODUCTIONS, INC.
PLAYLIST, LLC
POWER MONGERING DESPOT, INC.
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
PWG PRODUCTIONS, INC.
PX1 PRODUCTIONS CORP.
PX1 PRODUCTIONS, INC.
R & B PRODUCTIONS, INC.
RABBIT PRODUCTIONS, INC.
RG PRODUCTIONS, INC.
SAINT PRODUCTIONS, INC.
SCREENING ROOM, INC.
SDI PRODUCTIONS, INC.
SELP, LLC
SILENT DEVELOPMENT CORP.
SKILLPA PRODUCTIONS, LLC
SPNBK PRODUCTIONS, INC.
SS3 PRODUCTIONS, INC.
STEP UP 5 PRODUCTIONS CANADA, INC.
SU5 PRODUCTIONS, INC.
SUMMIT DISTRIBUTION, LLC
SUMMIT ENTERTAINMENT DEVELOPMENT
SERVICES
SUMMIT ENTERTAINMENT, LLC
SUMMIT GUARANTY SERVICES, LLC
SUMMIT INTERNATIONAL DISTRIBUTION
INC.
SUMMIT PRODUCTIONS, LLC
SUMMIT SIGNATURE, LLC
SWEAT PRODUCTIONS, INC.
TCT PRODUCTIONS, INC.
TERM PRODUCTIONS, INC.
TERRESTRIAL PRODUCTIONS CORP.
TINY HORSE PRODUCTIONS, INC.
UNZ PRODUCTIONS, INC.
U.R.O.K. PRODUCTIONS, INC.
VERDICT PRODUCTIONS, INC.
VESTRON INC.
WEEDS PRODUCTIONS INC.
WILDE KINGDOM PRODUCTIONS CORP.
WOMEN IN COMEDY DOCUMENTARY, LLC

By: /s/ Wayne Levin
Name: Wayne Levin
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

LENDERS:

JPMORGAN CHASE BANK, N.A.
individually and as Administrative Agent

By: /s/ Lynn M. Braun
Name: Lynn M. Braun
Title: “Authorized Signer”
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 1]

BANK OF AMERICA

By: /s/ Brian Stearns
    Name: Brian Stearns
Title: Senior Vice President
Address: 333 S Hope St. Los Angeles 90071
Attention: Brian Stearns
Facsimile: (213) 621-3611

[Signature Page to Amendment No. 1]

BARCLAYS BANK PLC

By: /s/ Irina Dimova
Name: Irina Dimova
Title: Vice President
Address: 745 Seventh Avenue
Attention: Irina Dimova
Facsimile: 212-526-5115

[Signature Page to Amendment No. 1]

ROYAL BANK OF CANADA

By: /s/ Kamran Khan
Name: Kamran Khan
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Kevin Harbour
Name: Kevin Harbour
Title: Duly Authorized Signatory

[Signature Page to Amendment No. 1]

SUNTRUST BANK

By: /s/ Brett Ross
Name: Brett Ross
Title: Vice President
Address: 303 Peachtree Street
               32nd Floor
               Atlanta, GA 30308
Attention:
Facsimile: 404-813-5260

[Signature Page to Amendment No. 1]

UNION BANK, N.A.

By:/s/ Mike Richman
Name: Mike Richman
Title: Vice President
Address: 1901 Avenue of the Stars
                Los Angeles, CA 90067
Facsimile: (310) 551-8980

[Signature Page to Amendment No. 1]

CIT FINANCE LLC

By: /s/ Lance M. Zaremba
Name: Lance M. Zaremba
Title: Authorized Signatory
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 1]

COMERICA

By: /s/ Adam Korn
Name: Adam Korn
Title: Vice President
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 1]

ONE WEST BANK, FSB

By: /s/ Joseph Woolf
Name: Joseph Woolf
Title: Executive Vice President
Address: OneWest Bank, FSB
               2450 Broadway Ave., 4th Fl
               Santa Monica, CA 90404
Attention:
Facsimile: 866-483-9784

[Signature Page to Amendment No. 1]

CITY NATIONAL BANK

By: /s/ Norman B. Starr
Name: Norman B. Starr
Title: Senior Vice President
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 1]

FIRST REPUBLIC BANK

By: /s/ Charles Heaphy
Name: Charles Heaphy
Title: Senior Managing Director
Address: 1888 Century Park East
                Los Angeles, CA 90067
Attention: Charles Heaphy
Facsimile: (310) 407-1310

[Signature Page to Amendment No. 1]

EAST WEST BANK

By: /s/ Jodi Chong
Name: Jodi Chong
Title: Vice President
Address: 9378 Wilshire Blvd., Suite 100
Attention: Jodi Chong
Facsimile: (310) 755-8810

[Signature Page to Amendment No. 1]

BANK LEUMI UK

By: /s/ G de Chalendar / Stuart Woodward
Name: G de Chalendar / Stuart Woodward
Title: Vice President / Associate Vice President
Address: 20 Stratford Place, London, W1C1BC
Attention: Head of Media
Facsimile: +44 207 907 8023

[Signature Page to Amendment No. 1]

MANUFACTURERS BANK

By: /s/ Charles Jou
Name: Charles Jou
Title: Vice President
Address: 515 S. Figueroa St.
               Los Angeles, CA 90071
Attention: Charles Jou
Facsimile: 213-489-6028

[Signature Page to Amendment No. 1]